UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 19, 2017

CORPORATE CAPITAL TRUST II

(Exact name of registrant as specified in its charter)

DELAWARE	814-01108	47-1595504
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01

Other Events.

On June 21, 2017, Corporate Capital Trust II (the “Company”) issued a press release announcing that, on June 19, 2017, the U.S. Securities and Exchange Commission (“SEC”) had issued the Company, its investment advisors, CNL Fund Advisors II, LLC and KKR Credit Advisors (US) LLC (the “Advisors”), and certain of their respective affiliates an order granting the exemptive relief described below. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The exemptive order permits the Company to participate in certain joint transactions with the Advisors and certain of their affiliates, including Corporate Capital Trust, Inc. and alongside other pools of capital managed by KKR Credit Advisors (US) LLC. With this exemptive relief, the Company may access additional investment opportunities for its shareholders, including investments originated and directly negotiated by KKR Credit Advisors (US) LLC.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated June 21, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2017		CORPORATE CAPITAL TRUST II a Delaware statutory trust

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Financial Officer and Chief Operator Officer